                                                                 Exhibit 10.17

FORM Financing and Security Agreement
REVISED 10/01/97

                                    PRINVEST

                        FINANCING AND SECURITY AGREEMENT


THIS FINANCING AND SECURITY AGREEMENT (the "Agreement") is made this   31st
                                                                    ---------
day of   December     , 199 7  , between PrinVest Financial Corp, a
       ---------------      ----
New Jersey corporation, whose principal business address is 3 Princess Road, Lawrenceville, NJ ("Lender"); and Network Six, Inc., a Rhode Island corporation, whose principal business address is 475 Kilvert Street, Warwick, RI 02886 ("Borrower").

In consideration for loans to be made pursuant to the Promissory Note(s) to be given to Lender by Borrower hereunder, pursuant to the more specific terms as outlined on the attached Term Sheet, Exhibit A, incorporated herein and made a part hereof, initial receipt of which is hereby acknowledged, the undersigned Borrower hereby pledges, grants a security interest in, and assigns to the Lender (or its nominee or assignee) all the Borrower's right, title, and interest in and to its contracts and/or purchase order(s) with the United States of America, its agencies and instrumentalities, state and local governmental units, their agencies and instrumentalities, as well as all of the Borrower's contracts and/or purchase order(s) with non-governmental commercial entities, as such may be hereafter amended, renewed or supplemented from time to time, together with all accounts and accounts receivable arising from performance thereunder, all instruments and chattel paper evidencing such accounts and accounts receivable and all proceeds therefrom, now existing or hereafter entered into (together "Contracts"), including without limitation those listed on the attached Schedule 1, as may be amended by the parties, (such schedule or amended schedule"Schedule 1"), incorporated herein and made a part hereof, together with all of Borrower's rights of action accrued or to accrue thereon, including, without limitation, full power to collect, sue for, compromise, assign, or in any other manner enforce collection thereof in Lender's name or otherwise. Lender shall have no obligation to perform in any respect any contractual obligations relating to any Contract(s). Borrower agrees to give the Lender the right of first refusal with respect to the financing of any Contract(s) except to Lender for so long as the security interests granted under this Agreement remain in effect unless otherwise permitted in writing by the Lender. The parties hereto further agree as follows:

1. As a material inducement to Lender to enter into this Agreement, Borrower warrants and represents that:

     a) The Borrower is the sole and absolute owner of the Contracts, has full legal right to execute, deliver, and perform the pledge and assignment of its rights under the Contracts for monies due or to become due, and has not made any prior assignment of the Contracts, other than as specifically indicated on Schedule 1.

     b) The invoices on the Contracts are due and owing to Borrower without allowance, discount, return, defense, counterclaim or offset, and the payment of said invoices as issued is not, and will not be, contingent upon my work to be performed in the future. Borrower has no reason to believe that the said invoices will not be paid in full.

     c) Borrower will execute Assignments of Claim in favor of Lender for all Contracts, in a form acceptable to the Lender, so that Lender may be designated as the Assignee.

     d) The information in the Application submitted by Borrower to Lender was true and correct when given, and all other representations made, either before or after the signing of this Agreement, both written and oral in nature, with respect to Borrower's financial condition and Contracts to be assigned, provided, still provide and will continue to provide an accurate depiction of Borrower's financial condition, the Borrower's Contracts or the Borrower's performance under said Contracts and were not, are not and will not be erroneous or misleading when given. In addition, as of the date of execution of this Agreement, there have been no material, undisclosed adverse changes with respect to such financial condition of Borrower or the Borrower's Contracts.

     e) Borrower understands that the security interest granted herein Secures Borrower's performance and payment of all of its obligations to Lender whether now existing or hereinafter incurred, however such obligations may be evidenced including without limitation all principal, interest, fees and/or out-of-pocket expenses now or becoming due to Lender (collectively the "Liabilities").

     f) Borrower further acknowledges that at the time of execution hereof Lender has agreed, subject to final due diligence on a case by case basis, to make loans to Borrower in accordance with the Term Sheet attached hereto as Exhibit A and the Funding Policies attached hereto as Exhibit B (as either exhibit may be subsequently amended), incorporated herein and made a part hereof, and executed by Borrower and Lender in connection herewith, and provided that the conditions contained therein and herein are satisfied. It is understood that the attachment of the Term Sheet hereto is not intended to limited the obligations to be secured by the security interests granted herein.

     g) Other than execution of an Assignment of Claim with respect to Contracts and the execution and filing of the UCC-1 Financing Statements in the following location(s), State of Rhode Island; no consent, approval, filing or registration is necessary for the valid execution, delivery or performance by Borrower of this Agreement or with respect to any of the Liabilities.

     h) Borrower's chief executive office and place where Borrower keeps its books and records relating to the collateral is 475 Kilvert Street, Warwick, RI and Borrower's state of incorporation is Rhode Island.

     i) Neither the Contracts nor any of the other collateral pledged hereunder are subject to any lien, encumbrance or security interest other than in favor of Lender, except as specifically noted on Schedule 1.

FORM Financing and Security Agreement
REVISED 10/01/97

     j) Borrower is in compliance with all applicable statutes, regulations, ordinances, court decrees, or other directives of the United States of America, and all states, counties, municipalities, and agencies with respect to the manufacture and sales of its goods, the rendition of its services and/or its conduct of business. Without limiting the foregoing, Borrower has filed all federal, state, and local tax returns and other reports it is required to file and has paid or made adequate provisions for payment of all such taxes, assessments and other government charges.

     k) The execution, delivery of this Agreement, and the performance by Borrower of its obligations hereunder, do not conflict with any provision of law applicable to Borrower or of any agreement binding on it.

2. Lender shall have the right to charge Borrower for the amount of any default, or of any allowance, discount, return, defense, setoff or offset taken or claimed by any payors on the Contract(s). Lender shall have the right to deduct said amount from any other billing rights or monies due to Borrower, whether included under the terms of this Financing Agreement, subsequent amendments to this Financing Agreement, or any other similar agreement, past or future, between Borrower and Lender.

3. Said Contracts shall be the property of Borrower and shall be collected by Lender but, IF FOR ANY REASON ANY PAYMENTS ASSIGNED TO THE LENDER SHOULD BE
       ---
PAID TO BORROWER, BORROWER SHALL PROMPTLY NOTIFY LENDER OF SUCH PAYMENT, SHALL HOLD ANY CHECK, DRAFT, OR MONIES ("PAYMENTS") SO RECEIVED FOR THE BENEFIT OF LENDER AND SHALL PAY OVER SUCH PAYMENTS TO LENDER ON THE SAME BUSINESS DAY. Borrower acknowledges that any failure to pay over such Payments immediately to Lender shall be a default hereunder and may constitute misappropriation of funds and may subject the Borrower to criminal liability. The forgoing not withstanding, Borrower and Lender agree that any failure of the Borrower to remit Payments to the Lender within five (5) business days after receipt by Borrower will result in the Lender assessing, at its sole option, a conversion charge equal to five percent (5%) of the amount of face value of such Payments. Demand or collection of such conversion charges shall not constitute a waiver by the Lender of rights it may have to declare and Event of Default and exercise remedies as a result of Borrower's failure to immediately pay such Payments to the Lender. Exercise of these rights by Lender shall in no way limit or restrict any other rights accruing to Lender hereunder or at law.

4.   Borrower shall immediately advise Lender, in writing if:

     a) Borrower's place of business and record keeping is changed or a new place is added or Borrower changes its state of incorporation;

     b) There occurs any circumstance or situation, including without limitation any customer disputes and/or supplier/subcontractor lien filings related to or which may impact upon full payment of any invoices submitted or to be submitted for financing under the Contract(s);

     c) There are any changes, modifications, amendments or terminations of said Contracts;

     d) There are any changes in the senior management of the Borrower or should any person previously authorized to execute loans documents on behalf of the Borrower be terminated or relieved of their authority to execute such documents;

     e) There is, or is threatened, any attachment or other legal process levied against Borrower including without limitation, (i) any assessment made concerning any tax liability, (ii) if any taxing authority provides any notice of an intent to place a levy or lien, or
         (iii) if any tax lien or levy is actually recorded;

     f) There are any previously, undisclosed adverse changes with respect to Borrower's financial condition, the Borrower's Contracts or the Borrower's performance under said Contracts occur;

     g) Borrower dissolves, merges or consolidates with or into my corporation or otherwise change its identity or corporate or business structure; and/or

     h) Borrower changes its corporate name or uses any trade name not previously disclosed in writing to the Lender.

5. To further secure the Liabilities, Borrower hereby grants Lender a security interest in all present and future accounts, accounts receivable, instruments, documents, contract rights, chattel paper, inventory, equipment, fixtures, money deposit accounts, insurance policies, reserves, reserve accounts, general intangibles, and proceeds thereof presently existing or hereafter arising, either now owned or hereafter acquired by Borrower, and whether or not relating to the Contracts, and all goods and inventory in all stages of manufacture, and the interest of Borrower in any goods, products, and proceeds thereof, and all books and records pertaining to security and agrees to cooperate fully with Lender with respect to filing appropriate financing statements to perfect and evidence same.

Lender is to be authorized to notify all contracting entities and/or its designated payors ("Account Debtors") of Borrower that all future payment(s) on Contract(s) shall be made directly to Lender without endorsement. Any surplus payments received by Lender shall be refunded to Borrower. Upon payment in full of the Liabilities (and provided that Lender has no further obligation to provide financing), and, at Borrower's written request, Lender agrees to release its security interest under this Paragraph. Borrower shall be responsible for preparing and filing any termination statements reasonably required in connection therewith; provided that Lender shall cooperate with Borrower and shall not unreasonably withhold its consent and acknowledgment of the same.


FORM Financing and Security Agreement
REVISED 10/01/97

6. Prior to an Event of Default, Lender shall apply payments on invoices under Contract(s) in the following order and manner, unless otherwise agreed to in writing between the parties:

     a)  First, to accrued interest and/or servicing fees on the amount of the
         -----
         invoice funded, if applicable;

     b)  Second, to any other outstanding fee due by Borrower to Lender in
         -------
         accordance with the terms of the Term Sheet,

     c)  Third, to the principal balance of the invoice funded, if applicable;
         -----

     d)  Fourth, to accrued interest and/or servicing fees on advances on any
         ------
         other financed invoices on which payment shortfalls have occurred;

     e)  Fifth, to the principal balance(s) on any other invoices on which
         -----
         payment shortfalls have occurred;

     f)  Sixth, to satisfy any previously agreed upon third party payments,
         -----
         pursuant to a Third Party Agreement to which both Lender and Borrower are parties;

     g)  Seventh, to reduce outstanding balances of any Mobilization, Temp
         -------
         Mobe or Purchase Order loans owed by Borrower, with applications first made to retire accrued interest and fees, and then to outstanding principal balances, if applicable;

     h)  Eighth, to retire any other outstanding Liability then due and
         ------
         payable to Lender by Borrower; and

     i)  Ninth, with any remaining monies being paid by Lender to  Borrower,
         -----
         less applicable deductions pursuant to the provisions of  Paragraph  2.

After the occurrence of an Event of Default, Lender shall be entitled to apply any payments or proceeds received by it against the Liabilities, whether interest, fees, principal, costs of collection or otherwise, in such manner and order as Lender may, at its sole discretion, determine.

LENDER WILL NOT BE HELD RESPONSIBLE FOR FUNDS WHICH ARE NOT PROPERLY ADDRESSED TO THE APPROPRIATE LOCKBOX OR LOCKBOX ACCOUNT REFLECTED IN THE NOTICE OF ASSIGNMENT. Credit for such misdirected funds will be given only when such funds are credited to Lender's account. Borrower is urged to make sure that Account Debtors properly identify all checks and wires sent to the Lender's Lockbox or Lockbox Account on behalf of the Borrower. Should funds received by Lender not be adequately marked so as to enable Lender to identify the proper Borrower, Borrower's contract number or Borrower's invoice number, which was detailed in the Promissory Note, Lender will credit the Borrower as soon as these funds are properly identified, to reflect the date said funds were credited to Lender's account.

7. In the event any Liabilities reach their maturity date and still remain unpaid in part or in their entirety, Lender, at its sole option, may do one or more of the following:

     a) Require the Borrower to pledge additional collateral to secure the Liabilities, thereby replacing the original collateral, with interest rate and servicing fee remaining the same as on the original note;

     b) Allow any matured note(s) to continue to age with the interest rate otherwise payable thereunder increasing immediately and without notice and thereafter shall be payable at a rate of four percent (4%) per annum in excess of the rate otherwise payable with the servicing fee remaining the same rate as on the original note until the obligation thereunder is paid in full or sufficient collateral acceptable to the Lender is provided;

     c) Declare an Event of Default under paragraph 8 and exercise its remedies hereunder or otherwise available to it; or

     d)  Rewrite any matured note(s) with the new note's principal reflecting
         (i) any unpaid principal balance and any unpaid interest accruals on the matured note(s) and (ii) a servicing fee on the outstanding balance(s) equal one percent (1%) per 30-day period or fraction thereof. The interest rate on the new note will be calculated at two percent (2%) in excess of the interest rate on the original note.

8. If any of the following events ("Events of Default") shall occur and be continuing:

     a) Any Liability is not paid in a timely manner by or on behalf of the Borrower;

     b) The filing of any petition by or against the Borrower or any guarantor or surety for any Liability (each an "Obligor"), or the commencement of any proceedings for the relief or readjustment of the indebtedness of the Obligor, either through reorganization, composition, extension or otherwise, under any law relating to bankruptcy, insolvency or reorganization or relief of debtor;

     c) The general nonpayment by any Obligor of their respective debts as such debts become due, or the admission in writing by an Obligor of its inability to pay its debts generally, the making by an Obligor of a general assignment for the benefit of creditors or the taking advantage by any Obligor of any insolvency law;

     d) Any seizure, vesting or intervention by or under authority of a government, by which the management of an Obligor is displaced or its authority in the conduct of its business is curtailed;

     e) The appointment of a receiver or conservator of any property of an Obligor;

     f) The assertion of any defense, setoff counterclaim or reduction in the projected payment from the amount shown on the original invoice by any Account Debtor under any Contract;



FORM Financing and Security Agreement
REVISED 10/01/97

     g) If the Borrower fails to perform any of its covenants and/or reporting obligations to the Lender under this Agreement when and as required herein, time being of the essence;

     h) If there occurs any event of default under any other document executed in connection with any of the Liabilities;

     i) Borrower submits any invoice(s) for financing on which Borrower has already received payment or on which Borrower otherwise has knowledge payment(s) will not be properly made to Lender.

     j) If Borrower fails to comply in a timely manner with any federal, state or local tax or other reporting requirements (including without limitation requirements relating to the filing of payroll tax returns), or fails to make timely payment of all tax or municipal obligations, or if any federal, state or local government asserts or files any tax or other statutory lien or levy on, or claim of set-off against, any assets of the Borrower, or otherwise claims or asserts in writing that the Borrower has failed to comply with its tax or other payment obligation or otherwise states in writing its intention to file any lien against the Borrower's assets for failure to pay any or all required tax or other obligations.

     k) If any representation or warranty contained herein or any information, report, financial statement, exhibit, certificate or schedule furnished by or on behalf of the Borrower or any Obligor in this Agreement or in connection with this Agreement whether provided prior to, simultaneous with or after the execution of this Agreement, contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements herein or therein not misleading or in the Borrower provides information to the Lender which is inconsistent with the information provided by the Borrower to any Account Debtor or received by the Borrower from any Account Debtor pursuant to any Contract or if the Borrower takes any action, whether intentional or unintentional, which has the effect of diverting from the Lender any of the payments receivable or to be receivable under my Contract which has been assigned to the Lender, except as expressly set forth in this Agreement or otherwise in writing by the Lender.

     Then or at any time after the happening of any such Event of Default, the Lender may seek any and all remedies available for the enforcement of this Agreement at law or in equity, and without limitation, the Lender may also, in its sole discretion, but shall not be obligated to, (i) advance any further funds to Borrower, and/or (ii) declare all Liabilities payable by the Borrower to be forthwith due and payable and/or (iii) exercise any or all of its rights to collect on the collateral hereunder. If it becomes necessary for Lender to utilize collection efforts or engage an attorney to enforce its rights against Borrower, Borrower agrees to pay all expenses in connection therewith, including reasonable attorney's fees and costs.

9. Borrower will, upon any request of the Lender, within five (5) business days, provide the Lender with its latest financial statements, current accounts receivable and/or accounts payable aging reports and a detailed inventory of all collateral encumbered by the security interest granted to the Lender.

10. Should any of the Contract(s) being financed by the Lender be construction projects or otherwise contain provisions under which Borrower's subcontractors and/or suppliers have the right to petition the issuer or owner of the Contract(s) for direct payment, Borrower agrees that all such payments will be made to such suppliers and/or subcontractors in a timely manner; as Borrower agrees that to fail to make such payments could impair the Lender's ability to collect in full on invoices financed by the Lender. Borrower's failure to make such timely payments shall be an Event of Default hereunder and may constitute misappropriation of funds.

11. Lender may use all reasonable efforts, including direct contact with Account Debtor(s), to collect amounts due under this Financing Agreement.

12. In the event it should become necessary for the Lender to enforce its rights hereunder against my Account Debtor(s) under any Contract(s), Borrower agrees to pay reasonable attorneys' fees, up to a maximum amount permitted by law. In such event, Borrower will fully cooperate with Lender in connection with such collection effort, and will provide witnesses and documents, at Borrower's sole cost and expense, as may be required in connection with such efforts.

13.  Borrower hereby grants a limited power of attorney to Lender to execute and
                                      -----------------
file financing statements pursuant to the Unifom Commercial Code in Borrower's name, to file Assignments of Claims, Notices of Assignment, Notices of Releases of Assignment and Releases of Assignment with Account Debtors in Borrower's name, and to endorse Borrower's name, and to negotiate or to deposit, any and all checks, notes, drafts, or other orders for payment of money payable or endorsed to Borrower which come into Lender's possession hereunder.

14. Borrower understands that funding of the loan(s) contemplated by the Term Sheet attached hereto, the Funding Policies attached hereto and executed by Lender and Borrower, this Agreement and the other documents executed in connection with this Agreement will be made to, or on behalf of the Borrower, only after receipt and approval of properly executed copies of Assignments of Claim, Notices of Assignment, Notices of Release of Assignment and Releases of Assignment when applicable, UCC-1 Financing Statements, Borrower Promissory Notes, Borrower Disbursement Summaries, complete copies of the Borrower's Assigned Contracts, duplicate copies of the Borrower's invoices under Contract(s) identical to those submitted to respective Account Debtors, related invoice acceptances/acknowledgments from the Account Debtors, and such


FORM Financing and Security Agreement
REVISED 10/01/97
other documents as may be required by Lender to secure proper collateral for Lender and ensure the Lender's first security position as a lender to the Borrower. Borrower further understands that funding any such loans are conditional upon Lender's completion of its due diligence with respect to Borrower's and Account Debtors' creditworthiness, the absence of any material changes in the finances, business operations, business prospects of the Borrower or performance by either Borrower or Accounts Debtor(s) under any Contract(s) and is subject to the absolute right of the Lender, in its sole discretion, to finance any invoice submitted for financing. The Borrower agrees that the Lender may authorize transfers of proceeds of loans and/or final settlements of invoices under the Contract(s) either directly to the Borrower or to designated third parties upon the mutual written agreement of the Lender and the Borrower or, at Lender's sole option, to pay off shortfalls on existing invoice payment under one or more notes or to reduce Borrower's obligations under Mobilization or Temp Mobe notes as outlined in Paragraph 6.

15. The term of this Agreement shall extend until the payment in full by Borrower of all Liabilities due to the Lender or the termination of the last Contract(s) upon which Lender has an acknowledged Assignment(s) of Claim, whichever comes last. However, this does not affect the right of the Borrower to prepay Liabilities, in whole or in part, without penalty, at any time.

16. Borrower acknowledges that any reports, audits, credit checks or similar investigations have been or will be performed by or for Lender's own purposes and not for the benefit of Borrower, and Borrower agrees that it has no right to rely thereon. Borrower further agrees that any lockbox or other procedure established by Lender to collect payment under the Contract(s) are intended for Lender's benefit and not for the benefit of Borrower, and Lender shall have no duty or obligation to Borrower for any loss or damage to Borrower as a result thereof except for Lender's willful misconduct. Lender and Borrower acknowledge that this Agreement shall not create any (i) agency, (ii) partnership or (iii)
                          ---
joint venture relationship between Lender and Borrower.

17. Borrower acknowledges and agrees that Lender may assign or sell participating interests in all or any portion of the Liabilities and any assignee or purchaser shall have a beneficial interest in the collateral pledged herein. Borrower agrees that in no event shall it have or acquire any rights or claims with respect to or against any such persons.

18. This Agreement may, from time to time, be subsequently amended by the parties to provide for the purchase and sale or financing of such Contract(s), along with all attendant rights herein described, as may be submitted by Borrower and accepted by Lender under terms agreeable to both parties. Such amendments to this Agreement shall be made in writing and signed by both parties, and shall be subject to all the terms and conditions herein described, except where specifically noted under the terms of said amendment(s).

19. Borrower hereby submits to jurisdiction in the State of New Jersey for the enforcement of this Agreement or any claim(s) hereunder, and hereby waives any and all rights under the laws of any foreign jurisdiction to object to such jurisdiction. Any claim by Borrower against Lender shall be brought in the Superior Court for the State of New Jersey only. THE PARTIES HEREBY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY in any action, suit, counterclaim or cross claim arising in connection with, out of or otherwise relating to this Agreement, the other loan documents, the obligations, the collateral in any transaction arising therefrom a related thereto. This Agreement shall be construed in accordance with the laws of the State of New Jersey.

20. Borrower agrees to indemnify and hold the Lender, its officers, directors, employees, principals and shareholders, harmless from and against any loss, liability, expense, damage or injury suffered or sustained resulting from third-party claims and arising from (i) acts or omissions of the Borrower, (ii) acts or omissions of any agent, assignee, broker ordelegee of the Borrower, or (iii) otherwise in connection with the financing provided hereby or any of the activities of Borrower so funded. Borrower's obligations to provide such indemnification shall survive the term of this Agreement and shall continue in full force and effect for a period of sixty (60) months from the date of such termination.

21. Whenever, by the terms of this Agreement, notice shall be given, such notice shall be in writing and sent by facsimile transmission (provided evidence of transmission is maintained), or national overnight or courier delivery service, addressed to the respective addresses of the parties set forth on the first page of this Agreement, or at such other telephone numbers or addresses as have, from time to time, been designated by like notice.

22. The provisions of this Agreement are severable. Should any provisions herein be found to be invalid or unenforceable by a court of competent jurisdiction, the other provisions shall remain in full force and effect as though the invalid or unenforceable provision were never a part hereof.

23. No waiver of or failure to enforce any provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision of this Agreement, nor shall such waiver or failure to enforce constitute a continuing waiver of any provision of this Agreement.

24. The parties hereby represent that each has caused, and will cause, the proper corporate or individual actions to be taken by each respectively, to effectuate the rights and obligations granted under this Agreement.



FORM Financing and Security Agreement
REVISED 10/01/97

25. In connection with any disagreement or litigation arising out of, or in connection with, this Agreement, Borrower agrees to reimburse Lender for all of its expenses in connection therewith, including reasonable attorneys' fees, at the trial and appellate levels, unless Borrower prevails in a final judgment which is unappealable or unappealed.

26. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit and be enforceable by the successors in interest of the respective parties hereto. Nothing contained herein, expressed or implied, is intended nor shall it be construed to confer to or give to any person, firm, or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement.

27. Neither party may assign this Agreement without the other's written consent, which consent shall not be unreasonably withheld. Nothing herein contained shall limit the right of the Lender to assign or sell, all or any portion of the Liabilities.

28.  Reference to the masculine shall include the feminine and neuter, and vice
                                                                           ----
versa.  Reference to the singular shall include the plural, and vice versa.
-----                                                           ----------

29. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof, and merges and supersedes all prior discussions, agreements, and understandings of every and any nature between them. No party shall be bound by any condition, definition, warranty, or representation, other than as expressly set forth or provided for in this Agreement, or as may be, on or subsequent to the date hereof, set forth in writing and signed by the parties hereto.

30. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute the entire instrument. Signature pages may be exchanged by telefacsimile to expedite the closing, with original signatures to be exchanged as soon as possible thereafter.

31. By executing this Agreement, the parties acknowledge that they have been fully advised by independent counsel as to the ramifications of the terms and provisions of this Agreement, and the signatories have authority to act on behalf of the respective entities in executing this Agreement, for the purposes herein contained.

IN WITNESS WHEREOF, the parties have executed this Financing Agreement and affixed their signatures on the date first above written.

    LENDER:      PRINVEST FINANCIAL CORP

                 By: /s/ Pamela K. Wilson            1/12/98
                   ----------------------            ---------
                     Signature                       Date

ACCEPTED AND AGREED TO:

    BORROWER:    NETWORK SIX, INC.

     By:  /s/ Kenneth C. Kirsch                      12/31/97
          ---------------------                      --------
                    Signature                        Date


          President & CEO
          -----------------
          Print Name & Title


FORM Financing and Security Agreement
REVISED 10/01/97

                                   EXHIBIT A
                                  TERM SHEET

In consideration of the services being rendered by PrinVest Financial Corp (the "Lender") in providing the contract financing to Network Six, Inc. ("Borrower"), certain administrative procedures with respect to such financing will be necessary, and the Borrower agrees to pay Lender as follows:

                                 GENERAL  FEES
                                 -------------

An Enrollment Fee of $350.00 (paid).
   --------------

An Origination Fee of $5,000.00, as a one time charge deducted from the first
   ---------------
funding.

                                 SERVICING FEES
                                 --------------

A per diem Servicing Fee of 0.0167% of each funded amount collected at the time
           -------------
payments are received and processed.

A Servicing Fee of one $1.00 for each non-financed "pass through" invoices will
  -------------
be assessed.

                                 INTEREST RATES
                                 --------------

--------------------------------------------------------------------------------
All interest rates are based on a 360-day year, but charged on the number of days or periods elapsed. All Prime-based interest rates are based on the Prime Rate as published in "The Wall Street Journal" on the date of funding
--------------------------------------------------------------------------------


An Interest rate on Accounts Receivable (invoice) financing of Prime plus 1.5%
                    -------------------
per annum collected on a per diem basis, subject to the minimum 5day OID period calculation, on the net outstanding balance of monies advanced to, or on behalf of, Borrower, for all eligible invoices, plus any accrued fees and/or charges incurred in providing such financing (other than previous interest charges) will be charged.

                               MONTHLY  SURCHARGE
                               ------------------

In the event the Borrower's outstanding principal loan balance drops below $1,000,000 at any time during any fiscal month (refer to Exhibit C), the Borrower will be assessed a surcharge equal to 3.5% per annum on the Borrower's average daily outstanding loan balance for such month. This surcharge will be captured from future advances and/or residuals, at the Lender's discretion.

                                 ADVANCE  RATES
                                 --------------

The above fee and interest rate schedules reflect a receivables financing advance rate of:

*   80% on acknowledged and/or approved invoices.

                               RESIDUAL PAYMENTS
                               -----------------

Residual payments will be forwarded to the Borrower:

* Within three (3) business days after funds are credited to the Lender's account.

                            BORROWER'S CREDIT LIMIT
                            -----------------------

     THE LENDER HAS APPROVED AN OVERALL CREDIT LIMIT OF $1,500,000.00 FOR THE BORROWER; SAID LIMIT REPRESENTING THE MAXIMUM OUTSTANDING BALANCE BORROWER
                                      ------- ----------- -------
WILL BE PERMITTED AT ANY ONE TIME. In the event, either by consent or circumstances, the Borrower's outstanding balance exceeds the aforementioned credit limit, such event shall not be considered a waiver or change to the credit limit; and Lender reserves the right to limit future advances so that Borrower does not exceed its credit limit. Upon demand by the Lender, if Borrower's outstanding principal loan balance exceeds its credit limit, Borrower will pay Lender sufficient funds to reduce its outstanding balance below its credit limit. The foregoing Credit Limit is subject to the absolute right of the Lender, in its sole discretion, to finance or not finance any invoice submitted for funding.

FORM Financing and Security Agreement
REVISED 10/01/97

                           OTHER TERMS AND CONDITIONS
                           --------------------------

The following terms and conditions must be met prior to the first funding:

* All invoices submitted for financing must be accompanied by a completed invoice verification form and signed by Borrower's account debtor. Invoice verification form to be supplied by the Lender.

* Borrower must provide written authorization from the Purchasing Agent at the State of Rhode Island authorizing the assignment of proceeds to Lender for both the Dept. Of Human Services and the Dept. Of Health contracts. Proceeds must be remitted to the Lender's lockbox as shown on page 8 of the Financing & Security Agreement.

* Borrower must provide written authorization from the proper person at the State of Maine authorizing the assignment of proceeds to Lender for the Dept. Of Human Services contract. Proceeds must be remitted to the Lender's lockbox as shown on page 8 of the Financing & Security Agreement.

* Lender must be in receipt of UCC-3 releases from Unisys Corp for the dollar amount of the Maine Dept. of Human Services contract that Network Six will fund with Lender.

* Lender must be in receipt of UCC-3 terminations from Citizens Bank for both Network Six, lnc. and Network Six, Inc.

* Borrower must provide Lender with copy of complete Articles of Incorporation.

If either Mobilization, Temp Mobe or Purchase Order loans are being provided, Borrower warrants Borrower will use such loans only for those purposes
                                               ----
specifically outlined in the use of proceeds statement required by and submitted to the Lender as a prerequisite for consideration of such financing.

Borrower will also be required to submit Accounts Payable and Accounts Receivable Aging reports, and Financial Statements each quarter, as well as provide audited Financial Statements once a year, if available.

In the event any payments received on behalf of the Borrower are subsequently returned by the Borrower's bank or the Borrower's customer's bank for insufficient funds or any other reason which was not caused by a mistake on the part of the Lender, Borrower acknowledges the greater of $50.00 "return check charge", or the maximum allowed under law, will be assessed.


NETWORK SIX, INC. IS RESPONSIBLE FOR INDICATING THE FOLLOWING PAYMENT INFORMATION ON ALL INVOICES SUBMITTED FOR FINANCING BY PRINVEST.:

     REMIT PAYMENT TO:  PRINVEST FINANCIAL CORP

                    FBO: NETWORK SIX, INC.
                    P.O. BOX 6453, BOSTON, MA 02212-6453

Senior Officers and/or shareholders of Borrower will not increase benefits to themselves or one another; nor will they repay existing loans to any officers, stockholders or employees of the Borrower; nor will the company make any new loans made to any officers and/or shareholders by Borrower during such time as any Mobilization loans from the Lender remain outstanding.

In the event Lender determines that there are reasonable grounds to believe Borrower has experienced material financial, contract or other changes, Lender reserves the right to undertake an on-site audit of Borrower at Borrower's expense.

Bank wire and lock box fees, UCC search and filing fees, messenger costs, postal and/or overnight mail, third-party payment fees and other costs incurred by Lender (including, but not limited to, reasonable attorneys' fees and insurance bonding premiums) will be charged to Borrower as they are incurred.

These interest rates, fees and other charges; authorized advance rates; credit limits and other terms and conditions contained herein are subject to change with a 30-day advance written notice by the Lender. This Term Sheet only commits Lender to the financing of the Contract(s) stated on Schedule 1. Lender reserves the right of first refusal to provide financing on any and all new contracts awarded to Borrower with a mutually agreed upon rate schedule.The following terms mean;

A) "ACCOUNTS RECEIVABLES FINANCING", "ACCOUNTS RECEIVABLE LOANS", "INVOICE FINANCING" OR "INVOICE LOANS" refers to loans made by Lender to Borrower which are backed by receivables due on specific invoices submitted to Account Debtors under Contracts whose proceeds have been assigned to the Lender.

B) "MOBILIZATION" and/or "WORKING CAPITAL" Financing or Loans refers to loans made by Lender to Borrower which are not backed by particular invoices, but which are Contract-specific; pursuant to a Contract assigned to the Lender.

FORM Financing and Security Agreement
REVISED 10/01/97

C) "TEMP MOBE FINANCING" or "TEMP MOBE LOAN" refers to both Overhead Financing and Purchase Order Financing.

D) "OVERHEAD FINANCING" or "OVERHEAD LOAN" refers to advances made by Lender to Borrower to pay for general overhead expenses, including payroll costs, to produce good or services to generate an identifiable invoice pursuant to a Contract assigned to the Lender. These loans will be converted into an Accounts Receivable Loan upon the receipt of the invoice for which the Overhead Financing funds were used.

E) "PURCHASE ORDER FINANCING" or "PURCHASE ORDER LOAN" refers to advances made by Lender to Borrower to purchase materials to produce good or services to generate an identifiable invoice pursuant to a Contract assigned to the Lender. These loans will be converted into an Accounts Receivable Loan upon the receipt of the invoice for which the Purchase Order funds were used.

F) "RESIDUALS" are defined as that portion of an invoice payment received on behalf of a Client under an assigned Contract which remains after the payment has been applied to repay both principal advances made by Lender to Borrower against that invoice together with interest accruals on such advances. If no advances were made against an invoice for which payment is received, the total amount of such payments will be considered as Residuals, in the absence of specific written agreements to the contrary.

G) "OID PERIOD" is that minimum period of time on which interest charges and servicing fees will be charged, irrespective or how quickly after a funding payment is received by and credited to the Lender's account."

ACCEPTED AND EXECUTED this                 31  day of  December    , 1997  .
                              ----------------        -----------       ---
NETWORK SIX, INC.

By:      /s/ Kenneth C. Kirsch                         12/31/97
         ---------------------                         --------
             Signature                                   Date

PRINVEST FINANCIAL CORP

By:      /s/ Pamela K. Wilson                           1/12/98
         ---------------------                         --------
              Signature                                  Date

FORM Financing and Security Agreement
REVISED 10/01/97

                                   EXHIBIT B
                               FUNDING POLICIES

PrinVest Financial Corp ("Lender") would like to welcome Network Six, Inc. ("Borrower") as a new PrinVest client. We are dedicated to providing reliable and timely fundings together with a responsive and professional level of service to our clients, one unmatched by our competitors.

While we understand your need for funding is sometimes urgent, there are procedures to which we must adhere. So that you will be fully aware of our funding policies and to facilitate the growth of a long-term relationship, please make note of the following telephone and facsimile numbers which will connect you directly to our Servicing Department and your Account Executive.

       TELEPHONE:  (609) 219-9000               FACSIMILE: (609) 844-0449


                              SCHEDULE FOR FUNDING

ALL APPROVED INVOICES WILL BE FUNDED NOT LATER THAN THE FOLLOWING BUSINESS DAY.

After Lender receives your request for a funding, together with copies of all invoices to be financed and all related invoice approvals, acceptances or,
                        ---
acknowledgments (remember, it is your responsibility to provide the necessary
                                 ----
invoice approvals, acceptances or acknowledgments in support of your invoices being submitted for financing) , a Promissory Note and Disbursement Summary are prepared and faxed to you. These documents detail your interest obligations, all funding and wire fees, out-of-pocket deductions, and net disbursements to or on behalf of your company.

Have an authorized company representative (designated by a written Resolution of your Board of Directors) (a) sign, seal and have witnessed the Promissory Note,
(b) sign and date Disbursement Summary and (c) return both documents to Lender via facsimile prior to 2:30pm. Upon receipt of those documents, funds will be
              --------
wired as detailed in the Disbursement Summary.


--------------------------------------------------------------------------------
You must also make a clean, hard copy of each Promissory Note (signed, sealed
    ----
and witnessed); and then return each executed copy to the Lender by air express or first class mail; to guaranty receipt by the Lender within a maximum of five
                              (5) business days.

  A failure to return signed originals of Promissory Notes can delay future fundings.
--------------------------------------------------------------------------------


                              RECEIPTS OF PAYMENT

Once Lender obtains notification of payments and those funds have been credited to its account for your firm's benefit, Lender will apply those monies to your account, as appropriate. If Residuals are being applied to Mobilization notes or to offset shortfalls on any previously paid invoices financed by Lender, such applications will be made by Lender. You will be provided with a weekly report detailing all receipts for the preceding and their applications, together with copies of all check stubs and wire advices. Interest charges are calculated from the day to, and inclusive of, the day verified funds are received and properly credited to the Lender Lockbox Account identified in the respective Notice of Assignment.

If you have any questions, please contact your Account Executive or Sales Representative, whom will be glad to assist you.

FORM Financing and Security Agreement
REVISED 10/01/97



                                  SCHEDULE 1
                                    to the
                       FINANCING AND SECURITY AGREEMENT

                              CONTRACT COLLATERAL



---------------------------------------------------------------------------------------------
Contracting Entity                Contract Number   Contract Date   Indicate Assignee If Now
                                                                      Under Assignment(1)

RI Dept. Of Health                                       All
RI Dept of Human Services                                All
Maine Dept. of Human Services                            All
---------------------------------------------------------------------------------------------


Note: (1) Borrower hereby warrants that none of the above listed contracts, other than those indicated above have been previously assigned; and that it will assist the Lender to secure all necessary releases of assignment and releases of filed notices of assignment, with time being of the essence.

                                   FINAL PAGE

Form:  Borrowing Resolutions for Corporations
Revised:  02/03/97


                BORROWING RESOLUTION OF THE BOARD OF DIRECTORS
                                      OF
                               Network Six, Inc.


I HEREBY CERTIFY that I am the duly elected and qualified Secretary of Network Six, Inc., and the keeper of the records and corporate seal of said corporation; that the following is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors thereof, held in accordance with its by-laws at its corporate offices located at 475 Kilvert Street, Warwick, RI O2886, on
the 31  day of  December   1997  ; and that the same are now in full force.
   -----        ----------    -


                        COPY OF THE APPROVED RESOLUTION
                          AUTHORITY TO PROCURE LOANS

"BE IT RESOLVED, that the (insert titles only)   President or Treasurer
                                                 ----------------------
of this Corporation, or his/her successors in office, and any (insert number
required to sign)    1   of them be hereby authorized, on behalf of, and in the
                     -
name of this Corporation to:

     (a) Negotiate and procure loans, letters of credit and/or other credit facilities from PrinVest Financial Corp, a New Jersey corporation (the "Lender") in an amount not to exceed Three Million Dollars, $3,000,000.00
                                          ---------------------
     in the aggregate at any one time outstanding.

     (b) Discount with or through the Lender commercial or other business paper belonging to this Corporation, made or drawn by or upon third parties, without limit as to amount;

     (c) Give security for any liabilities of this Corporation to the Lender by pledge or assignment or lien upon any real or personal property, tangible or intangible, of this Corporation; and

     (d) Execute in such form as may be required by the Lender all notes and other evidences of such loans, letters of credit or other credit facilities, all instruments or pledges, assignment or lien, lockbox and other account agreement, or other certificates, documents and agreements in connection with any of the foregoing."

"RESOLVED FURTHER, that any of the aforesaid officers may direct and authorize the Lender or any other third party to pay the proceeds of any such loans, credit facilities or discounts, whether so payable to the order of any of said persons in their individual capacities or not and whether such proceeds are deposited to the individual credit of any said persons or not and the Lender shall be fully protected, indemnified and held harmless from any liability by the Corporation in following such direction."

"RESOLVED FURTHER, that this resolution shall continue in force and the Lender may consider the holders of said offices and their signatures, respectively, to continue as set forth in the certificate of the Secretary of this Corporation accompanying a copy of this resolution when delivered to the Lender or in any similar subsequent certificates, until notice to the contrary in writing is duly served on the Lender."

I HEREBY FURTHER CERTIFY that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures of each respectively appear as follows:

Form:  Borrowing Resolution for Corporations
Revised:  02/03/97

                  (PLEASE SUPPLY GENUINE SIGNATURES HEREUNDER)

TITLE                        NAME                     SIGNATURE
------------------------     -----------              -----------

                             (typed or printed)

President                    Kenneth C. Kirsch        /s/ Kenneth C. Kirsch
                             ------------------       ----------------------
Vice President
                             ------------------       ----------------------

Treasurer                    Dorothy M. Cipolla       /s/ Dorothy M. Cipolla
                             ------------------       ----------------------
Assistant Treasurer
                             ------------------       ----------------------

Secretary                    Dorothy M. Cipolla       /s/ Dorothy M. Cipolla
                             ------------------       ----------------------
Assistant Secretary
                             ------------------       ----------------------
(Other)
                             ------------------       ----------------------

IN WITNESS WHEREOF, I have hereunto affixed my name as Secretary and have caused the corporate seal of said Corporation to be affixed hereto this
31   day of    December     , 1997  .
-----       --------------      ----

                                            /s/ Dorothy M. Cipolla
                                                ------------------------
                                                Secretary


I hereby certify that I am a Director of said Corporation and that the foregoing is a correct copy of resolutions passed as therein set forth, and that the same are now in full force.


By:   /s/ Kenneth C. Kirsch                   12/31/97
   -------------------------------            ----------
   Director (other than Secretary)            Date

FORM State Government Instrument of Assignment
REVISED 01/10/97

                        STATE AND MUNICIPAL GOVERNMENT
                       INSTRUMENT OF ASSIGNMENT OF CLAIM

Company:             Network Six, Inc. ("Assignor")
ADDRESS:             475 Kilvert Street
CITY/STATE/ZIP:      Warwick, RI 02886

ISSUING ENTITY:      Maine Dept. of Human Services ("Purchaser")
                     Director, Bureau of Child and Family Services
                     11 State House StationAugusta, ME 02886

CONTRACT NUMBER(S):  ALL ("Contract")

    KNOW ALL MEN BY THESE PRESENTS: For value received, the undersigned Assignor does hereby sell, assign, set over, and transfer to PrinVest Corp, a New Jersey corporation, located at 3 Princess Road, Lawrenceville, NJ 08648 ("ASSIGNEE"), as agent for others, all rights to and interests in all moneys due or to become due, including modifications and renewals thereof, and any and all amendments thereof and supplements thereto, from the aforementioned Purchaser accruing under the aforementioned Contract; together with all the moneys now due and all the moneys hereafter to become due to Assignor on account of any increases in or amendments, additions, or supplements to the Contract or any extensions thereof, or additional work done and/or materials and supplies furnished thereunder, or any modification, amendment, change order, or other arrangement relating to the Contract.

    Assignor hereby irrevocably constitutes and appoints Assignee the true and lawful attorney of Assignor to demand, receive, and enforce payments, and to give receipts, releases, and satisfactions, either in the name of Assignor or in the name of Assignee, in the same manner and with the same effect as Assignor could do if this Assignment had not been made.

    The Assignee shall not be held responsible for the performance of any work on any of the items mentioned in said Contract.

SIGNED, SEALED, AND DELIVERED:

ATTEST:                              ASSIGNOR:

Corporate Secretary/Notary           NETWORK SIX, INC.

BY:  /s/ Robert W. Vera, Jr.         BY: /s/ Kenneth C. Kirsch  12/31/97
   -------------------------             -------------------------------
    Signature                            Signature                Date

DATE:  12-31-97                          Kenneth C. Kirsch, President & CEO
       ---------                         ----------------------------------
                                         Print Name and Title

(Seal)

FORM State Government Instrument of Assignment
REVISED 01/10/97

                        STATE AND MUNICIPAL GOVERNMENT
                       INSTRUMENT OF ASSIGNMENT OF CLAIM

COMPANY:            Network Six, Inc.  ("Assignor")
ADDRESS:            475 Kilvert Street
CITY/STATE/ZIP:     Warwick, RI 02886

ISSUING ENTITY:     RI Dept. of Human Services - Management Services
                    ("Purchaser") 600 New London AvenueCranston, RI 02920

CONTRACT NUMBER(S): ALL ("Contract"')

     KNOW ALL MEN BY THESE PRESENTS: For value received, the undersigned Assignor does hereby sell, assign, set over, and transfer to PrinVest Corp, a New Jersey corporation, located at 3 Princess Road, Lawrenceville, NJ 08648 ("ASSIGNEE"), as agent for others, all rights to and interests in all moneys due or to become due, including modifications and renewals thereof, and any and all amendments thereof and supplements thereto, from the aforementioned Purchaser accruing under the aforementioned Contract; together with all the moneys now due and all the moneys hereafter to become due to Assignor on account of any increases in or amendments, additions, or supplements to the Contract or any extensions thereof, or additional work done and/or materials and supplies furnished thereunder, or any modification, amendment, change order, or other arrangement relating to the Contract.

     Assignor hereby irrevocably constitutes and appoints Assignee the true and lawful attorney of Assignor to demand, receive, and enforce payments, and to give receipts, releases, and satisfactions, either in the name of Assignor or in the name of Assignee, in the same manner and with the same effect as Assignor could do if this Assignment had not been made.

     The Assignee shall not be held responsible for the performance of any work on any of the items mentioned in said Contract.

SIGNED, SEALED, AND DELIVERED:

ATTEST:                            ASSIGNOR:

Corporate Secretary/Notary         NETWORK SIX, INC.

BY: /s/ Robert W. Vera, Jr.        BY: /s/ Kenneth C. Kirsch      12/31/97
   -------------------------          ---------------------       --------
   Signature                          Signature                     Date


DATE:  12-31-97                    Kenneth C Kirsch, President & CEO
       --------                    -----------------------------------
                                   Print Name and Title

(Seal)

FORM State Government Instrument of Assignment
REVISED 01/10/97
                        STATE AND MUNICIPAL GOVERNMENT
                       INSTRUMENT OF ASSIGNMENT OF CLAIM

Company:             Network Six, Inc. ("Assignor")
Address:             475 Kilvert Street
City/State/Zip:      Warwick, RI 02886

Issuing Entity:      RI Dept of Health ("Purchaser")
                     3 Capitol Hill, Room 302
                     Providence, RI 02908

Contract Number(s):  ALL ("Contract")

     KNOW ALL MEN BY THESE PRESENTS: For value received, the undersigned Assignor does hereby sell, assign, set over, and transfer to PrinVest Corp, a New Jersey corporation, located at 3 Princess Road, Lawrenceville, NJ 08648 ("ASSIGNEE"), as agent for others, all rights to and interests in all moneys due or to become due, including modifications and renewals thereof, and any and all amendments thereof and supplements thereto, from the aforementioned Purchaser accruing under the aforementioned Contract; together with all the moneys now due and all the moneys hereafter to become due to Assignor on account of any increases in or amendments, additions, or supplements to the Contract or any extensions thereof, or additional work done and/or materials and supplies furnished thereunder, or any modification, amendment, change order, or other arrangement relating to the Contract.

     Assignor hereby irrevocably constitutes and appoints Assignee the true and lawful attorney of Assignor to demand, receive, and enforce payments, and to give receipts, releases, and satisfactions, either in the name of Assignor or in the name of Assignee, in the same manner and with the same effect as Assignor could do if this Assignment had not been made.

     The Assignee shall not be held responsible for the performance of any work on any of the items mentioned in said Contract.

SIGNED, SEALED, AND DELIVERED:

ATTEST:                           ASSIGNOR:

Corporate Secretary/Notary        NETWORK SIX, INC.

BY: /s/ Robert W. Vera, Jr.       BY: /s/ Kenneth C. Kirsch    12/31/97
   -------------------------         -----------------------  ----------
        Signature                         Signature              Date:


DATE:  12-31-97                   Kenneth C. Kirsch, President & CEO
       --------                   ----------------------------------
                                  Print Name and Title

(Seal)

FORM:  Amendment to the Financing and Security Agreement
REVISED:  10/01/96

                                   AMENDMENT
                                    TO THE
                       FINANCING AND SECURITY AGREEMENT

THIS AMENDMENT to a certain Financing and Security Agreement (the "Financing
Agreement") dated   12/31/97  (the "Amendment") is made this
                  -----------
__________ day of December 1997, between PrinVest Financial Corporation, a
New Jersey corporation, whose principal business address is 3 Princess Road, Lawrenceville, NJ 08648 ("Lender"), and Network Six, Inc., a Rhode Island corporation, whose principal business address is 475 Kilvert Street, Warwick, RI 02886 ("Borrower").

1.   The following sections of the Financing Agreement are amended as follows:

* Page 1, Paragraph 2, Lines 8 and 9 is changed to read, "... therefrom, now existing or hereafter entered into (together "Contracts"), but limited to such accounts and accounts receivable as listed on Schedule 1, as may be amended by the parties. ..."

* Page 2, Section 5, Paragraph 1 is changed to read, "To further secure the Liabilities, Borrower hereby grants Lender a security interest in specific present and future accounts and accounts receivable as listed in schedule one, and amended from time to time and proceeds thereof presently existing or hereafter arising, all interest of the Borrower in said accounts, accounts receivable and/or proceeds thereof, and all books and records pertaining thereto; and agrees to cooperate fully with Lender with respect to filing appropriate financing statements to perfect and evidence same."

* Page 2, Section 5, Paragraph 2, last sentence is changed to read "Lender shall be responsible for preparing and the Borrower shall be responsible for filing any termination statements reasonably required in connection therewith; provided that Lender shall cooperate with Borrower and shall not unreasonably withhold its consent and acknowledgment of the same."

* Page 3, Section 6(f) will only be relevant if the Lender and Borrower enter into a third-party payment agreement.

* Page 4, Section 9 is changed to read, "Borrower will, upon any request of the Lender, within five (5) business days, provide the Lender with its financial statements for the last closed month, current accounts receivable and/or accounts payable aging reports and a detailed inventory of all collateral encumbered by the security interest granted to the Lender.

* Page 5, Section 21 is amended to reflect that all information being provided by the Lender to the Borrower will be directed to Ms. Dorothy M. Cipolla, Chief Financial Officer; unless the Lender receives subsequent written instructions to the contrary.

2. All of the definitions, terms and conditions of the aforereferenced Financing Agreement between Lender and Borrower remain in full force and effect as part and parcel of Amendment, except as specifically changed here.

3. This Amendment must be executed by Network Six, Inc. and returned to PrinVest Financial Corp within seven (7) days of the date set forth above.

This Amendment contains the entire understanding of the parties with regard to this Amendment. No waiver or modification to the provisions of this Amendment will be valid unless in writing and signed by both parties. Borrower herein affirms it has no defenses, counter-claims, set off or other claim against Lender, its agents or assignees, or with respect to Borrower's obligations under the Financing Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment and affixed their signatures on the date first above written.

LENDER:                           PRINVEST FINANCIAL CORP
                                  BY: /s/ Pamela K. Wilson
                                      ----------------------
                                          Signature

                                      Pamela K. Wilson, Director      1/12/98
                                      ----------------------------   ---------
                                      Print Name and Title             Date

BORROWER:                         NETWORK SIX, INC.
                                  BY: /s/ Kenneth C. Kirsch
                                      -----------------------
                                          Signature